Derivative Instruments	12 Months Ended
Dec. 31, 2018
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments	DERIVATIVE INSTRUMENTS
The Company borrows funds at a combination of fixed and variable rates. Borrowings under the Company's Facilities and certain bank mortgage loans bear interest at variable rates. Our long-term debt typically bears interest at fixed rates. The Company's interest rate risk management objectives are to limit generally the impact of interest rate changes on earnings and cash flows and to lower the Company's overall borrowing costs. To achieve these objectives, from time to time, the Company enters into interest rate hedge contracts such as collars, swaps, caps and treasury lock agreements in order to mitigate our interest rate risk with respect to various debt instruments. The Company generally does not hold or issue these derivative contracts for trading or speculative purposes. The interest rate on all of the Company's variable rate debt is generally adjusted at, daily, one or three month intervals, subject to settlements under interest rate hedge contracts.
Cash Flow Hedges of Interest Rate Risk
Interest rate swaps involve the receipt of variable-rate amounts from a counterparty in exchange for making fixed-rate payments over the life of the agreements without exchange of the underlying notional amount. The effective portion of changes in the fair value of derivatives designated and that qualify as cash flow hedges is recorded in accumulated other comprehensive loss (for the Trust) and general partner's equity and limited partners' equity - common units (for the Operating Partnership) and is subsequently reclassified into interest expense in the period that the hedged forecasted transaction affects earnings.
The Company determines the fair value of its interest rate derivatives by using the standard methodology of netting discounted future fixed cash payments with the discounted expected variable cash receipts. These variable cash receipts of interest rate derivatives are based on expectations of future interest rates (forward curves) estimated by observing market interest rate curves. This is a Level 2 fair value calculation. Also, credit valuation adjustments are factored into the fair value calculations to account for potential nonperformance risk. These credit valuation adjustments were concluded to be not significant inputs for the fair value calculations for the periods presented.
During 2017 and a portion of 2018, the Company held an interest in three interest rate swap contracts (“Swaps”) that eliminate the impact of changes in interest rates on the payments required under variable rate mortgages that were also assumed. The Swaps had aggregate notional amounts of $66.8 million and $96.2 million at December 31, 2018 and 2017, respectively, and two of the Swaps expire in 2020. One interest rate swap contract and related mortgage loan were repaid in April 2018 on the maturity date.
In 2018, in anticipation of conducting an offering of senior notes, the Operating Partnership entered into two interest rate lock agreements tied to the U.S. treasury rate for an aggregate notional amount of $200 million.  An interest rate lock is a tool used to manage interest-rate risk by effectively securing interest rates on federal government securities as of the agreement date, to cover future expenses that will be financed by a debt offering. One agreement had a notional amount of $100 million and expired in 2018 and was settled for $2.4 million. The second agreement had a notional amount of $100 million and expired in 2019. It was settled prior to consummation of the January 2019 offering of senior notes for $3.3 million. See Note 22 - Subsequent Events.
The Company accounts for the effective portion of changes in the fair value of a derivative in accumulated other comprehensive loss and subsequently reclassifies the effective portion to earnings over the term that the hedged transaction affects earnings. The Company accounts for the ineffective portion of changes in the fair value of a derivative directly in earnings.
The following table presents the location in the financial statements of the gains or losses recognized related to the Company’s cash flow hedges for the year ended December 31, 2018, 2017, and 2016 (in thousands):

	Year Ended
	December 31, 2018	December 31, 2017	December 31, 2016
Amount of gain (loss) related to the effective portion recognized in other comprehensive income (loss)	$(3,477)	$176	$(648)
Amount of gain (loss) related to the effective portion reclassified to interest expense	$228	$(453)	$(1,069)
Amount of gain (loss) related to the ineffective portion recognized in interest expense	$91	$168	$(48)

The following table presents the fair value of the Company’s derivative financial instruments as well as their classification on the accompanying consolidated balance sheets as of December 31, 2018 and December 31, 2017 (amounts in thousands).

	Derivatives
		Fair Value at:
	Balance Sheet Location	December 31, 2018	December 31, 2017
Derivatives designated as hedging instruments:
Interest Rate Swaps	Other Liabilities	$677	$2,243
Interest Rate Treasury Locks	Other Liabilities	3,972	—
Total		$4,649	$2,243

Amounts reported in accumulated other comprehensive income related to derivatives will be reclassified to interest expense as interest payments are made on the Company’s variable-rate debt. The Company estimates that $8,000 will be reclassified from accumulated other comprehensive loss as a decrease to interest expense over the next twelve months.

The Company has agreements with its derivative counterparties that contain a provision whereby if the Company defaults on any of its indebtedness, including defaults where repayment of the indebtedness has not been accelerated by the lender, then the Company could also be declared in default on its derivative obligations. If the Company were to breach any of the contractual provisions of the derivative contracts, it would be required to settle its obligations under the agreements at their termination value including accrued interest for approximately $4.7 million.